Exhibit 99.1

BurgerFi Investor Presentation March 2021

Disclaimer No Offering of Securities No offer is made by this Investor Presentation (this “Presentation”) to invest in BurgerFi International, Inc. (“BurgerFi” or the “Company”) or to purchase any of its their securities. Any offer to make such an investment or purchase and such investment or purchase will be made only pursuant to definitive offering documentation furnished by the Company. Forward-Looking Statements This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including BurgerFi’s estimates of its future business outlook, prospects or financial results. Statements regarding BurgerFi’s objectives, expectations, intentions, beliefs or strategies, or statements containing words such as “believe,” “estimate,” “project,” “expect,” “intend,” “may,” “anticipate,” “plans,” “seeks,” “implies,” or similar expressions are intended to identify such forward-looking statements. It is important to note that BurgerFi’s actual results could differ materially from those in such forward-looking statements, and undue reliance should not be placed on such statements. Statements about the effects of the COVID-19 pandemic on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic. Among the important factors that could cause such actual results to differ materially are (i) the impact of any economic recessions in the U.S. and other parts of the world; (ii) fluctuations in the global economy; (iii) BurgerFi’s ability of maintaining its margins; (iv) changes in applicable accounting principles or interpretations of such principles; (v) delays in BurgerFi’s ability to develop new products and services and market acceptance of new products and services; (vi) rapid technological change; (vii) BurgerFi’s ability to attract and retain key management personnel; (viii) the existence of substantial competition; and (ix) other risk factors listed from time to time in BurgerFi’s Exchange Act reports and other filings with the Securities and Exchange Commission. All forward-looking statements included in this Presentation are made as of the date hereof, and BurgerFi undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events, or otherwise. Projected Financial Information The projected financial information included in this Presentation has been prepared by Company management and is subject to a high degree of uncertainty. It is based upon estimates of future events and circumstances that might or might not ultimately prove to be accurate. All of the assumptions upon which the projections are based, and which would be material, are not presented. No representation or warranty can be made as to the accuracy of any of these assumptions. There can be no assurance that the projections will be realized, and actual results may differ materially from those set forth in the projections. The assumptions underlying the projected financial information are inherently uncertain and are subject to significant business, economic, and competitive risks and uncertainties that would cause actual results to differ materially from those projected. No opinion or report on the projected financial information was received from any independent accountants. If the projected results are not achieved, the Company’s business and financial performance could be adversely affected. Because of the above limitations on these projections, you are cautioned about placing undue reliance on them. 2

Chief Executive Officer, Julio Ramirez Ø 35+ years of QSR/Fast Casual experience Ø 25+ years in key senior executive-level roles at Burger King Corporation Ø Executive Vice President of Global Operations Ø Senior Vice President of USA Franchise Operations & Development Ø President of Latin America Ø Senior Director of USA Field Marketing Ø Led teams that successfully opened 10 high-growth markets including Brazil, Colombia and others Ø Surpassed McDonald’s in total restaurant locations in Mexico and 14 other countries in Latin America Ø Co-owned fast casual chain, Giardino Gourmet Salads and helped to rebrand and double the company in size 3

Senior Executive Leadership Team Esposito ernberg amirez Chief Operating Officer Executive Chairman Chief Executive Officer 20+ years of experience 30+ years of experience 35+ years of experience Bryan McGuire Chef Paul Griffin Charles Guzzetta Ross Goldstein Chief Financial Officer Chief Culinary Officer Chief Development Officer 25 years of experience 30 years of experience Chief Legal Officer 10+ years of experience 20 years of experience 4

BurgerFi is a fast-casual “better burger” concept with approximately 125 franchised and corporate-owned units, delivering an all-natural premium burger experience in a refined, contemporary environment and through seamless digital ordering channels. BurgerFi is committed to an uncompromising dining experience featuring an increasingly relevant menu that appeals to the growing base of consumers who place a high value on quality ingredients, transparency and a desire to avoid antibiotics, steroids, chemicals and additives. 5

Table of Contents Section I 7 Company Overview Section II 15 Growth Strategy Section III 24 Company Financials Section IV 27 Transaction Details Section V 30 Appendix 6

Section I Company Overview

Business Snapshot 2019 Sales Breakout(9) 4 2011 112 17 Year Founded Franchised Unit Corporate Unit (1) Count(1) Count(1) $1.41M $146M $27.8M Systemwide 2019 Systemwide 2019 Corporate Sales(4) Sales(5) AUV(3b) $650-750K $18.40 $13.01 Gross Buildout Average Average Check Cost(6) Transaction 2019(7) Per Person(8) +2.43% 44.75% 2.0x AVG SSS (2) Prime Margin (3a) Sales / Investment Ratio Consumer Appeal Across Markets BurgerFi Units are Configurable to a Variety of Locations and Formats Locations Formats ü Residential areas ü Tourist areas ü Airports ü Endcap ü Beach towns ü Suburbs ü Universities and ü Premium In-Line ü Urban centers ü Shopping centers college campusesü Food courts/concessions Indicates existing ü Office districts ü Lifestyle centers ü Freestanding ü Drive-thru or planned unit Please see Appendix for Notes 8

Timeline of BurgerFi's Growth and Evolution



2011

The first BurgerFi restaurant opens on February 5th in Ft. Lauderdale, FL and BurgerFi commits to the "Never-Ever Program" – sourcing only the top natural Angus beef in the US; raised without added antibiotics, hormones or steroids


HORMONES
ANTIBIOTICS



2012

BurgerFi's first franchised unit opens in Coral Springs, FL, followed by the first out-of-state location in Raleigh, NC later that year





2014

BurgerFi opens its 50th restaurant while being recognized as the "#1 Fastest Growing Company" by Technomic and "Top Brands of 2014" by Fast Casual Magazine





2015

BurgerFi partners with OLO to launch state of the art digital online ordering platform through burgerfi.com



2017

BurgerFi opens its first airport location at FLL Airport in partnership with HMSHost. The Company also opens its first college campus location at Temple University in partnership with Aramark


New
"EAT YOUR VEGGIES"
means
"EAT YOUR BURGER"

2017

BurgerFi launches its first chicken product: the Fi'ed Chicken Sandwich – A free-range, all-natural chicken breast with proprietary breading and organic honey mustard BBQ sauce



2018

$15 million in third party delivery orders were made with BurgerFi's online ordering system for seamless digital customer experiences





2019

BurgerFi inked major non-traditional license agreements with industry-leading F&B operators; SSP America, US Airforce Services Activity

2020

BurgerFi IPO on Nasdaq exchange

Nasdaq



2020

BurgerFi opens their 50th unit in Florida and signs licensing agreement with REEF Technology and Delaware North for rapid expansion around the country

2011 | 2012 | 2014 | 2015 | 2017 | 2018 | 2019 | 2020

9

Frozen Custard Spicy Fi’ed Chicken Sandwich Concretes & Shakes CEO Burger Fi’ed Chicken Tenders VegeFi BurgerFi Cheeseburger Onion Rings Wagyu Dogs Urban Style Fries

Environmental, Social, Governance (ESG)






Be Excellent
Be All-Natural
Redefining the way the world eats Burgers
Be Family
Be You
Be Thoughtful
Be Courageous

Environmental

- Responsible sourcing
  - BurgerFi is built on a foundation of transparency & quality – e.g., No Antibiotics Ever (N.A.E.)
- Earth-friendly restaurant designs
  - All-natural southern pine lumber for our wood walls
  - Energy efficient appliances – e.g., LED lights, energy efficient fans, & upcycled furnishings
  - In-restaurant practices
  - Recycle our cooking oil to be made into biofuel
  - Switch form plastic to paper products
  - Automatic water valves, reducing annual water consumption

Social

- Training & education
  - Fi-Way to upward mobility
  - Developing Impactful Leaders course
  - Certified Restaurant Trainer Program
- Inclusive & supportive environment
  - Competitive benefits (PTO & health)
  - Code of Conduct includes commitments to non-discrimination, anti-harassment, & safety
- Deep community involvement
  - E.g., Marcum Foundation partnership
- Food safety
  - Quarterly independent Steritech audits for all restaurants
- COVID-19 response
  - Enhanced team member & guest safety measures

Governance

- Internal compliance controls
  - Brand shield to uphold integrity & ethical standards
  - Confidential, independent 24/7 hotline for team members
  - Social media policy
  - Non-fraternization policy
  - Conflicts of interest, anti-kickback policy
  - Insider trading policy
  - No lobbying activities or political contributions
- Annual audited financials
- Cybersecurity
- Franchise Advisory Council

11

Differentiation & Advantages Among Direct Competitors BurgerFi has unique positioning within the rapidly expanding “Better Burger” space thanks to its chef-crafted and diverse menu offerings made with premium all-natural ingredients, combined with a next-gen sustainable restaurant design that appeals to consumers of all ages. Natural Antibiotic-Free ? ? ? ? ? Beef(12) Plant-Based Protein(12) ? ? ? ? ? Beyond Burger Craft Beer & Wine(12) ? ? ? ? ? Premium Frozen Custard Desserts ? ? ? ? ? Eco-Friendly & Sustainable ? ? ? ? ? Design(12) Please see Appendix for Notes 12

Chef-Created Menu with Broad Consumer Appeal Diversified Food & Beverage Sales Mix(10) Ø Using state-of-the art digital menu boards, BurgerFi’s menu speaks to the brand’s quality and variety Ø This diversified menu appeals to a broad range of consumers, including those who may opt for non-beef options such as chicken, vegetarian burgers, the 100% vegan, plant-based Beyond Burger and gluten-free alternatives Ø BurgerFi’s menu also features fresh-cut fries and hand-battered onion rings, frozen custard and shakes, freestyle Coca-Cola beverages and craft beer and wine Ø BurgerFi enjoys diverse sales across dayparts and revenue centers Customization Options Ø Beginning with 100% natural Angus beef, free of hormones and antibiotics, BurgerFi has built an eclectic, consumer-friendly menu Ø Customers are treated to an intuitive and highly customizable experience, appealing to a variety of food preferences, including enhanced offerings through vegan and gluten-free options (e.g. “green-style” lettuce wrapped sandwiches) Please see Appendix for Notes 13

Omnichannel Customer Experience OLO Dispatch Delivery By integrating third-party delivery couriers to BurgerFi’s native online orders, olo Dispatch allows us to grow customer loyalty while opening new revenue channels through a direct digital delivery experience. 14

Section II Growth Strategy

Data-Driven Seed-and-Scale Real Estate Strategy Ø BurgerFi currently has a large geographic footprint, wider than several of its “better burger” competitors, but with significant growth headroom for new development given its incipient number of locations Ø New units are strategically positioned to either cluster within existing markets or to build-out important new metropolitan statistical areas through multi-unit development Current & Anticipated BurgerFi US Locations Existing BurgerFi Under Construction / Accepted Ghost Kitchens Air Force Bases Locations 16

Development Strategy Our aggressive company restaurant growth strategy continues as we cluster locations in our home state of Florida and the Southeast throughout 2021. We plan to further develop the Southeast, Mid-Atlantic and Northeastern seaboard of the United States in 2022 and 2023, where we currently have brand awareness. 2021 Company-Owned Unit Openings(15) Jacksonville, FL Miami, FL Atlanta, GA Tampa, Jacksonville FL Melbourne, FL Orlando, Tampa FL Fort Lauderdale, FL Charlotte, NC West Palm Orlando Beach, FL Tallahassee, FL Richmond, VA Palm Beach County Nashville, TN Total: 17 Franchise Franchise Unit Openings Unit (16): Openings(16): Greenwich, CT Bradenton, FL Omaha, NE– AFB Stamford, CT Clearwater, FL Aurora, CO – AFB Columbus, GA Orlando, FL San Juan, PR Macon, GA Pensacola, FL Henderson, NV Columbia, MD Raleigh, NC Nashville, TN Total: 15 Please see Appendix for Notes. AFB = Air Force Base 17

Development Strategy: Company-Owned Restaurants Ø BurgerFi is the dominant “Better Burger” brand in Florida Ø BurgerFi leads “Better Burger” competition in four (4) other Southeastern states Ø BurgerFi plans to: Ø Continue to aggressively develop company restaurants in South, Central, and North Florida Ø Focus on defining key market cluster cities for future company growth in Southeast and Mid Atlantic Ø Target: Atlanta, Nashville, Charlotte, Richmond and other major cities Ø Clusters will provide operational efficiencies in training, marketing, communications and franchise leadership 18

Development Strategy – Franchise Restaurants Ø Along with our strong presence in the Southeastern United States—BurgerFi will focus on franchise development and growth up the Eastern seaboard –to the Mid Atlantic and Northeast regions Ø Our franchisee strategy will seek groups that: ü Are well capitalized ü Have strong knowledge of geographical trade areas ü Possess restaurant, retail and/or hospitality experience ü Can work well with our team and other operators/are a good cultural fit Ø BurgerFi will identify Franchisees through; ü Existing contacts in the industry ü Engaging current multi-brand Franchise groups ü Piloting with successful Franchise focused investment banking firms Ø Focus is on filling-in Eastern USA from Florida to New England Ø Continue to pursue opportunistic multi-unit deals in Southwest/Midwest/Western markets with experienced operators 19

Development Strategy: International Restaurants Ø As the world overcomes the COVID-19 pandemic, we will pursue international growth Ø BurgerFi currently has a presence in Puerto Rico and Kuwait Ø BurgerFi will perform well in countries that have established American fast food brands, we may perform well as a “Better Burger” alternative Ø Newly appointed BurgerFi CEO, Julio Ramirez, has a broad base of franchise contacts internationally that can be tapped Ø Given success of QSR in Europe, Asia Pacific, Latin America and Middle East – “Better Burger” expansion opportunity is extensive 20

Significant Whitespace Exists with Premier Non-Traditional Relationships

- BurgerFi's "non-traditional" venue targets include airports and transportation hubs, travel plazas, higher education, military bases and sporting venues
- While the Company has already ventured into this space with very promising initial relationships, management believes that the future of these partnerships will produce significant additional growth through marquee, high-volume units
- The Company currently has license agreements in place with major F&B operators including Aramark, HMS Host, Delaware North, SSP America and the US Air Force Services Activity
- Additional non-traditional sites are already under development

Fort-Lauderdale International Airport



CNN Center (Atlanta, GA)


BURGERFI

Case Study - Aramark

- Aramark (NYSE: ARMK), with revenues of $15+ billion, operates foodservice contracts in higher education, stadium, cultural and transportation venues. BurgerFi's first unit in partnership with Aramark opened in 2017 at Temple University (Philadelphia, PA). Based on the success of that location, Aramark has launched an expansion program with the Company that includes the following:
  - University of South Florida
  - Philadelphia Fashion Center and Transportation Hub
  - Entertainment Center, Charlottesville, VA

Airport Case Study - HMSHost

- HMSHost, which operates in 120 airports worldwide, is the franchisee/operator of BurgerFi's first airport location at Ft. Lauderdale-Hollywood International Airport (FLL)
- While the Ft. Lauderdale location is not well-situated within the airport, sales have exceeded $3 million annually, demonstrating what management believes to be the true potential of airport units to generate sales in excess of $5 million annually in prime airport locations
- The Company is in talks with other airport concession operators, and management expects that BurgerFi will be a major contender in multiple high-profile airport concession bids going forward

21

Delivery-Only Expansion Ø REEF Technology is the ecosystem that connects the world to your block. With a distributed real estate network of more than 5,000 locations and 10,000 logistics and real estate professionals across 50 cities, REEF is the largest operator of logistics hubs, and “neighborhood kitchens” – otherwise known as “ghost kitchens” – in the United States. Ø BurgerFi signed a license agreement with REEF Technology in April 2020 Ø REEF Technology is valued at +$1B and is backed by SoftBank Ø New market expansion – Los Angeles, Seattle, Houston, Nashville, Minneapolis, Portland and Austin Ø Penetration into markets that have been cost prohibitive for traditional brick and mortar restaurants Ø BurgerFi launched its first ghost kitchen in June 2020 in Miami, Florida Ø BurgerFi is committed to having 25 operating ghost kitchens by December 31, 2021 Ø BurgerFi is currently in the beginning stages of working with other major ghost kitchen operators including; Cloud Kitchens and EPIC Kitchens Prime margin defined as Corporate restaurant sales net of COGS and Labor divided by Revenue. 22

US Air Force Partnership Ø BurgerFi signed a license agreement with the US Air Force Activity Services in October 2019 Ø Air Force Services chose BurgerFi to be part of a global initiative to enhance food quality, variety and availability on Air Force bases throughout the US and abroad Ø Millennial and Gen-Z generations, who are largely represented in new recruits enlisting in military divisions, are more likely to demand high quality, natural food offerings. The military is “Our focus is on the changing lifestyles, turning to brands like BurgerFi to meet these preferences. needs and expectations of Airmen by adding recognizable, popular brands Ø Locations planned for development in 2021/2022 (AF = Air Force) like BurgerFi to Air Force installations Ø Luke AF Base – Phoenix, AZ as we begin to redefine the food Ø David Monson AF Base – Tucson, AZ experience for our Airmen and their Ø Buckley AF Base – Aurora, CO families. “ Ø Joint Base Elmendorf – Anchorage, AK – Mike Baker, Chief Strategy and Ø Robins AF Base – Warner Robins, GA Innovation at Air Force Services Ø Offutt AF Base – Omaha, NE Center Ø BurgerFi will continue to pursue other potential military partnerships Prime margin defined as Corporate restaurant sales net of COGS and Labor divided by Revenue. 23

Section III Company Financials

Summary Financials Systemwide Revenue Total Company Revenue $200M—$225M $75M—$85M $160M—$165M $145.8M $125M—$130M $45M—$55M $34.2M $30M—$34M 2019 2020E 2021E 2022E 2019 2020E 2021E 2022E Systemwide Store Count TOTAL 225-255 TOTAL 165-195 30-40 15-25 60-70 TOTAL 111 TOTAL 117 35-45 14 17 97 100 115-125 135-145 2019 2020E 2021E 2022E Ghost Kitchens Corporate Franchised ØProfitable and disciplined growth, leveraging scale while prudently managing expenses ØRevenue growth expected to further accelerate beyond 2021 due to increased corporate store count and significant franchisee expansion (17) Please see Basis of Presentation on page 29 and Appendix for Notes. (18) Please see Appendix 2 for a reconciliation of this non-GAAP term. 25

Unit Level Economics Example 1: Actual company restaurant financial performance at company AUV of $1.7 Million High Volume Franchise Restaurants in non-Florida Markets : Average Unit Volume $1,750,000 Ø Brooklyn, NY —$1.9 million (4) (AUV) Ø Alpharetta, GA - 1.8 (4) Total Investment Cost $750,000(16) Ø Silver Spring, MD—2.0 (4) Ø Anchorage, AK—1.8 (4) Sales to Investment Ratio 2.33 Ø San Juan, PR—2.3 (1) 2019 EBITDA $225,420 13.26% Cash on Cash ROI 30.06% June 2020 EBITDA $168,300 9.90% Cash on Cash ROI 22.44% Example 2—Average of 3 company restaurants operating at > $2.0 Million (above Company AUV) Average Unit Volume (AUV) $2,250,000 Total Investment Cost $750,000(16) Sales to Investment Ratio 3.00 2019 EBITDA $423,000 18.80% Cash on Cash ROI 56.40% June 2020 EBITDA $261,233 15.37% Cash on Cash ROI 34.83% Please see Appendix for Notes 26

Section IV Transaction Details

Transaction Highlights Transaction Ø Initial Purchase Price of $100MM Ø Enterprise Value of ~$143MM (2.6x—3.1x 2021E Revenue)(19) Highlights Ø Current BurgerFi shareholders will rollover majority of their ownership Ø Additional consideration structured in a market friendly stock price based earnout provision Ø Closing of transaction expected for Q4 2020 Key Terms Ø ~$48MM from OPES cash in trust(19) Ø Additional private placement of $30MM Ø Initial consideration to shareholders of $30MM in cash and approximately 6.6 million shares @ $10.60 ($70MM) Ø Over $40MM expected raise to go to the balance sheet of BurgerFi for corporate expansion, with at least $15MM required to close Governance Ø Current BurgerFi management will continue to run the business of the combined company Ø BurgerFi and OPES welcomed industry veteran, Julio Ramirez, bringing 35 years of experience in the QSR space Ø Ophir Sternberg will join the board as executive chairman Other Details Ø Combined company to be named BurgerFi International, Inc. and will trade under symbol BFI Ø Preliminary Proxy filed in September 2020 Ø Closing of the transaction subject to customary conditions including the approval of OPES shareholders Prime margin defined as Corporate restaurant sales net of COGS and Labor divided by Revenue. Please see Appendix for Notes 28

Transaction Highlights (cont’d) Key Transaction Terms Sources and Uses ($ in millions) (4) Ø Consideration in the form of $30M in cash and Sources Cash in Trust (3) $48.4 6.6 million shares at closing (5) PIPE Financing $30.0 Ø Earnout 1 : 3.95 million shares when BFI price is Rollover Equity $70.0 ? $19 Ø Earnout 2(5): 3.41 million shares when BFI price is Total $148.4 ? $22 Uses Ø Earnout 3(5): 2.00 million shares when BFI price is Payment to Sellers $30.0 ? $25 Cash to Target Balance Sheet $42.7 Ø Over $40MM expected raise to go to the balance Rollover Equity $70.0 Estimated Fees & Expenses $5.7 sheet of BurgerFi for corporate expansion purposes Total $148.4 Illustrative Pro Forma Valuation ($ in millions, except per share values) Pro Forma Ownership Structure Total Shares Outstanding (1) 17.6 Shares (in millions) (x) Share Price $10.60 17% 19% Sponsor Shares 3.3 Implied Equity Value $186.2 (+) Debt (2) $2.3 Public Shares (3) 4.6 (-) Cash (2) ($45.1) Existing BurgerFi Shareholders 6.6 38% 26% Implied Enterprise Value $143.4 Private Placement Investment 3.0 EV / Net Sales 2021 2.6x—3.1x Total Shares Outstanding 17.6 Prime margin defined as Corporate restaurant sales net of COGS and Labor divided by Revenue. (1) Pro Forma share count includes 4.6mm Opes public shares, 3.3mm Opes founding and private shares, and 6.6mm rollover shares issued to sellers. Excludes shares underlying warrants and earnout shares. (2) Pro Forma Debt and Cash include existing balances of BurgerFi 29 as of 12/31/19. (3) Assume no redemption of public shares. (4) Cash in trust as of June 18, 2020 (5) Please refer to 8-K company filing as of June 30, 2020

Section V Appendix

Strategically Positioned "Better Burger" Concept









Chef-Created Menu Featuring Premium Ingredients

BurgerFi's highly-customizable menu appeals to customers seeking both quality and transparency, featuring a broad selection of burgers including plant-based and veggie burgers, chicken and fresh-cut sides. BurgerFi offers only 100% natural Angus beef with zero steroids, antibiotics, growth hormones, chemicals, or additives (~1% of U.S. beef meets this criteria).

Technology-Enhanced Brand

BurgerFi's continuous investment in technology infrastructure has enabled the Company to strategically anticipate and execute against significant industry-wide changes. The Company utilizes advanced technology to analyze, communicate and tactically execute in virtually all aspects of the business.

Commitment to Sustainability

BurgerFi restaurants feature an inviting, next-gen look and feel, appealing to consumers of all ages seeking an engaging, high-quality dining experience. Each restaurant is designed to provide an emphasis on sustainability and a reduced carbon footprint.

Advanced Digital Marketing Strategy

BurgerFi's industry-leading digital and social marketing strategy is focused on high-growth demographic categories including Millennials, teens and young families. It leverages its rapidly growing brand strength alongside targeted campaigns and events through a multitude of digital and social channels.

31

BurgerFi is Rapidly Becoming a Nationally Recognized Brand



NATION'S
Restaurant News
WWW.NRN.COM
AUGUST 20, 2018
NEXT GEN BRANDS
A TOP 200 REPORT page 30
BURGERFI

Widespread Industry Acclaim

- Top 500 Fastest Growing Private Companies — Inc.
- Fast Casual.com — Top 100 Movers & Shakers '14, '15, '16, '17, '18, '19, '20
- New York — Critics' Pick
- TECHNOMIC Experience · Vision · Impact — #3 Fastest Growing Limited Service Chain
- Nation's Restaurant News — The Next 20
- Restaurant Business — Top 500 Chains

"If you want a fast food burger experience, in many ways BurgerFi is a much better alternative than the traditional large chains. While those are scrambling to reinvent themselves as using less processed ingredients, BurgerFi is already there."

— USA TODAY

"And unlike other burger chains, the vegetarian options here are more than afterthoughts. Add on dense custards, seasonal craft beers, wines by the bottle, and outdoor seating to complete the happy, have-it-your-way experience."

— New York

32

Chain Reaction Report How Top Restaurants Rate on Reducing Antibiotic Use in Their Beef Supplies 2019 2018 BurgerFi was recognized for two years in a row by In the Chain Reaction’s fourth annual collaborative Consumer Reports and the National Resources report, BurgerFi was named as one of only two of the top Defense Council (NRDC)’s Chain Reaction Report. In 25 largest QSR and Fast Casual chains to receive an “A” 2018, BurgerFi received an A-Rating on their for serving beef raised without the routine use of antibiotic score card as one of only two brands antibiotics. This recognition solidifies BurgerFi’s serving passing grade beef. In 2019, they were reputation in the better-burger industry and validates its awarded “Best Burger Joint” as a leader in the fast- dedication to quality Angus beef that ensures no casual burger sector with higher year-over-year steroids, antibiotics, growth hormones, chemicals or sales from 2017 to 2018, indicating that better beef additives are ever used. can be a win for the bottom line as well as for public health. Sources: National Resources Defense Council, Consumer Reports, U.S. Public Research Interest Group, Friends of the Earth, Food Animal Concerns Trust and Center for Food Safety. 33

Menu Featuring Premium Natural Ingredients and Unique LTOs Ø As consumers seek a truly “better burger” experience and ingredient transparency, BurgerFi delivers American favorites made with 100% natural Angus beef that is N.A.E. – No Antibiotics Ever! BurgerFi’s Angus beef is BurgerFi sources its beef from never exposed to steroids, ranches committed to raising antibiotics, growth cattle free-range, humanely-hormones, chemicals, or treated, and vegetarian-fed. additives – Ever. Only about 1% of the beef BurgerFi utilizes American produced in the United States black Angus beef. meets the strict BurgerFi standard. Ø As a collaborative effort between the culinary, operation, and marketing teams, the Company carefully tests new products at corporate locations to obtain customer feedback and analyze KPI’s Ø Limited Time Offers (LTOs) allow the Company to test new products that can potentially become permanent menu additions 34

Comprehensive Training Development and Culture Rooted in the Local Community

Select Training Initiatives

Yoobic (Learning Management System)

- Robust, technology-driven learning management system containing high quality, gamified training content and curriculum

In-store Training Program

- An "in-store trainer" continually works to maintain an environment of ongoing training in the restaurant, while also participating in new store openings when called upon

BurgerFi Boot Camp

- Intense training taking management recruits through the BurgerFi system with a combination of classroom and on-the-job training in certified training restaurants. Upon boot camp graduation, new GMs and Assistant Managers are able to run their assigned BurgerFi restaurants

BurgerFi Field Certification Program

- Provides Assistant Managers with course curriculum and training modules for online study at their home restaurant. Upon completion and testing, the manager is certified to oversee a BurgerFi restaurant

Fi Way (Steps to Success)

- Promotes employee development practices as the foundation for growth from within – employees master each milestone on a path to promotion while future leaders are cultivated within the Company

100% Order Accuracy

- Training department initiative focusing on curriculum designed to ensure all critical elements of order accuracy

BurgerFi Culture

BurgerFi actively focuses on "Give Back Nights," donations and sponsorships within local communities, helping to build meaningful relationships with both existing and potential new customers.

- Partnerships with local middle and high schools
- Local sponsorship of youth sports associations or other organizations
- Fundraisers to build awareness in tight-knit communities

Select Local Charitable Partners

Boys & Girls Club
American Red Cross
Susan G. Komen South Florida
Feeding South Florida
Make-A-Wish America
United Way of Palm Beach County
Wounded Warrior Project
Marcum Foundation
Dine & Donate

National Partnerships

St. Jude Children's Research Hospital
Feeding America

35

Adjusted EBITDA Reconciliation The following table sets forth reconciliations of EBITDA and Adjusted EBITDA to our net income: Prime margin defined as Corporate restaurant sales net of COGS and Labor divided by Revenue. Please see Basis of Presentation on page 29 and Appendix for Notes 36

Basis of Presentation and Adjusted EBITDA Reconciliation Basis of Presentation – The historical financial information presented herein is from the Company’s unaudited financial statements for the years ended December 31, 2017, 2018 and 2019. These financial statements were prepared in accordance with accounting principles generally applied in the United States of America (“GAAP”) for privately held companies. Adjusted EBITDA Reconciliation – EBITDA and Adjusted EBITDA as presented in this report are supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. Our presentation of EBITDA should not be construed as an inference that our future results will be unaffected by these or other unusual or nonrecurring items. EBITDA represents net income before net interest expense, provision for income taxes, depreciation and amortization. Adjusted EBITDA represents net income before net interest expense, provision for income taxes, depreciation and amortization and certain items associated with activities outside of normal course operations. Prime margin defined as Corporate restaurant sales net of COGS and Labor divided by Revenue. 37

Notes Note (1) Source: BurgerFi International LLC year-end forecast for 2020 Note (2) Represents the 12 month average same store sales as compared to the previous 12 months, over a 3-year timeframe Note (3a) Prime margin represents [total revenue – (costs of goods sold + total labor)] / total revenue Note (3b) Systemwide sales represents the 12 month average sales for both corporate and franchised locations Note (4) Total 2019 corporate and franchise sales. Source: Audited 2019 financial statements Note (5) As of year-end 2019. Source: Audited 2019 financial statements Note (6) 2020 and 2021 projected build-out costs including construction, furniture, fixtures, kitchen equipment and computer equipment. Source: Internal company data Note (7) 2019 actual total corporate sales divided by actual 2019 total transactions Note (8) The sum of the actual menu prices of (i) BurgerFi Burger, (ii) regular fries and (iii) 16 ounce Freestyle drink Note (9) 2019 actual internal corporate point of sales reports. Corporate stores only Note (10) Other Food primarily consists of Shakes, Hot dogs, Custards and Breakfast. Pie chart based on 2019 actual internal corporate point of sales reports Note (11) From referenced company websites Note (12) Internal Company forecast for the years ending 2020 and 2021 Note (13) Internal Company forecast based on executed franchise agreements and commitments from franchisees for the year Note (14) Source: audited 2019 financial statements, unaudited internal company forecasts for 2020 and 2021 Note (15) Assumes no redemptions from the trust account Note (16) Actual initial investment costs were less than $750,000 at open date. However, our new scalable, standard build-out is estimated to be at $750,000 Prime margin defined as Corporate restaurant sales net of COGS and Labor divided by Revenue. 38

Thank you!